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                       FORETHOUGHT LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint Michael A. Reardon, Mary L. Cavanaugh, Sarah M. Patterson and Elizabeth L. Gioia, individually, and each of them singly, our true lawful attorneys, with full power to them and each of them to sign for us, and in our names and in any and all capacities, any and all initial filings to the Registration Statement on Form N-4 of Forethought Life Insurance Company Separate Account A (811-22726) filed on or about January 20, 2016 under the Securities Act of 1933, with respect to the ForeRetirement IV Variable Annuity and the ForeRetirement IV Variable Annuity - I Share to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

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
/s/ Allan Levine
-------------------------------------
Allan Levine                             Director (Chairman) and Chief Executive Officer     January 20, 2016


/s/ John Graf
-------------------------------------
John Graf                                Director (Non-Executive Vice Chairman)              January 20, 2016


/s/ Gilles M. Dellaert
-------------------------------------
Gilles M. Dellaert                       Director,  Executive  Vice  President,  and  Chief  January 20, 2016
                                         Investment Officer


/s/ Nicholas H. von Moltke
-------------------------------------
Nicholas H. von Moltke                   Director,  Executive  Vice  President,  and  Chief  January 20, 2016
                                         Operating Officer


/s/ Hanben Kim Lee
-------------------------------------
Hanben Kim Lee                           Director and Executive Vice President               January 20, 2016


/s/ Michael A. Reardon
-------------------------------------
Michael A. Reardon                       Director and President                              January 20, 2016


/s/ Eric D. Todd
-------------------------------------
Eric D. Todd                             Director and Senior Vice President                  January 20, 2016


/s/ Richard V. Spencer
-------------------------------------
Richard V. Spencer                       Director                                            January 20, 2016


/s/ Craig A. Anderson
-------------------------------------
Craig A. Anderson                        Chief Financial Officer and Treasurer               January 20, 2016
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